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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)  June 16, 2003
                                                  ------------------------------


                        Capital One Auto Receivables, LLC
                      Capital One Auto Finance Trust 2003-A
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


         333-89452                                31-1750007
        333-89452-04                              51-6538910
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 (Commission File Numbers)    (Registrants' I.R.S. Employer Identification Nos.)


   1680 Capital One Drive, McLean, Virginia                 22102
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   (Address of Principal Executive Offices)               (Zip Code)


                                 (703) 720-1000
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

     On June 3, 2003, Wilmington Trust Company, in its capacity as Owner Trustee (the "Owner Trustee") of Capital One Auto Finance Trust 2003-A (the "Trust"), publicly issued U.S.$234,000,000 of Class A-1 1.25063% Asset Backed Notes due June 15, 2004, U.S.$282,000,000 Class A-2 1.40% Asset Backed Notes due March 15, 2006, U.S.$190,000,000 Class A-3-A 1.83% Asset Backed Notes due October 15, 2007, U.S.$150,000,000 Class A-3-B LIBOR + 0.16% Asset Backed Notes due October 15, 2007, U.S. $150,000,000 Class A-4-A 2.47% Asset Backed Notes Due January 15, 2010 and U.S.$119,000,000 Class A-4-B LIBOR + 0.28% Asset Backed Notes due June 15, 2010 (the "Notes") pursuant to a registration statement (No. 333-89452) declared effective on June 14, 2002. The lead managers for the issuance of the Notes were Deutsche Bank Securities Inc. and Lehman Brothers Inc. (the "Representatives"). Capital One Auto Receivables, LLC (the "Registrant") paid the underwriters a fee of U.S.$2,235,800 in connection with the sale of the Notes. The Registrant also paid general transaction expenses, estimated to be $1,000,000. The net proceeds from the sale of the Notes, which amounted to U.S.$1,122,723,971, were used by the Owner Trustee to purchase a pool of motor vehicle retail installment sale contracts secured by a combination of new and used automobiles and/or light-duty trucks originated by Capital One Auto Finance, Inc. ("COAF"), its affiliates PeopleFirst Finance, LLC and Capital One, F.S.B. and participating dealers, which constitute the receivables included in the assets of the Trust, from the Registrant. The Registrant acquired such receivables from COAF. The Trust also used the net proceeds from the sale of the Notes for general expenses relating to the Trust.

Item 7. Financial Statements and Exhibits.

     (a) Not applicable.

     (b) Not applicable.

     (c) Exhibits.

Exhibit
  No.       Document Description
------      --------------------

1.1 Underwriting Agreement dated May 16, 2003, among the Registrant, COAF and the Representatives.

3.1 Amended and Restated Limited Liability Company Agreement of the Registrant dated as of July 26, 2001 (incorporated by reference from Exhibit 3.1 filed with Form 8-K of the Registrant, file no. 333-54736, filed on August 6, 2001).

4.1 Amended and Restated Trust Agreement dated June 3, 2003 between the Registrant and the Owner Trustee.

                                       2

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4.2          Indenture dated June 3, 2003 between the Owner Trustee and JPMorgan
             Chase Bank as the indenture trustee (the "Indenture Trustee") (including forms of Notes).

4.3 Note Guaranty Insurance Policy dated as of June 3, 2003 delivered by Ambac Assurance Corporation (the "Note Insurer").

10.1 Transfer and Assignment Agreement dated June 3, 2003 between the Registrant and COAF.

10.2 Contribution Agreement dated June 3, 2003 between the Owner Trustee and the Registrant.

10.3 Servicing Agreement dated June 3, 2003 among COAF, the Indenture Trustee and the Owner Trustee.

10.4 Administration Agreement dated June 3, 2003 among the Owner Trustee, COAF, as the administrator (the "Administrator"), and the Indenture Trustee.

10.5 Insurance Agreement dated as of June 3, 2003 among the Note Insurer, COAF, the Registrant, the Owner Trustee and the Indenture Trustee.

25.1 Statement of Eligibility on Form T-1 of JPMorgan Chase Bank as Indenture Trustee under the Indenture (incorporated by reference from Form 305(b)(2) of the Registrant, file no. 333-89452, filed on May 13, 2002).

                                       3

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, Capital One Auto Receivables, LLC and the Co-Registrant, Capital One Auto Finance Trust 2003-A by its Depositor, Capital One Auto Receivables, LLC, have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 16, 2003                   CAPITAL ONE AUTO RECEIVABLES, LLC

                                By: /s/ Stephen Linehan
                                ------------------------------------------------
                                Name:   Stephen Linehan
                                Title:  President

June 16, 2003                   CAPITAL ONE AUTO FINANCE TRUST 2003-A
                                By: Capital One Auto Receivables, LLC, as
                                Administrator

                                By: /s/ Stephen Linehan
                                ------------------------------------------------
                                Name:   Stephen Linehan
                                Title:  President